VAN ECK GLOBAL

                                                 Worldwide Insurance Trust

                                                 ANNUAL REPORT
                                                 DECEMBER 31, 2001

                                                 WORLDWIDE EMERGING MARKETS FUND




                                                 GLOBAL INVESTMENTS SINCE 1955

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
Dear Shareholder:

Emerging markets fared respectably in 2001, outperforming both the major U.S. indices and developed market indices. Although positive returns have proved elusive, the Fund only declined modestly for the year, down 1.69%. This compares favorably to a drop of 4.91% for the Fund's benchmark index, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index+, in U.S. dollar terms. Against a backdrop of sharply slowing global economies and the September 11 tragedy, many would have expected the asset class to fare worse. Interestingly, emerging markets, as defined by the MSCI Index, outperformed the Standard & Poor's 500 Index++ both before September 11 and after (the S&P 500 fell 11.88% in 2001). This was achieved despite a severe slowdown in technology spending (affecting Taiwan and South Korea in particular) and the increasing prospect of a disorderly bond default in Argentina. We believe that this robust performance is largely testament to the positive structural changes that have taken place in emerging markets since the troubled times of 1997-1998.

In terms of country weightings, we continued to favor Asia at the expense of Latin America, Emerging Europe and Africa throughout the year. Asian companies offer some of the brightest prospects in terms of their leverage to a better global economy. Most Asian economies, although in a cyclical downturn at the moment, have made substantial strides in structural terms compared to their situation in the mid-nineties. The Fund's emphasis on Asian stocks helped Fund performance as the region overall turned in the best returns among emerging markets in 2001.

In terms of sector weightings, we have maintained a growth emphasis, overweighting the technology area and, in particular, software stocks, whose operating performance has held up remarkably well.


MARKET REVIEW

The TAIWANESE market (17.6% of the Fund's total net assets at December 31) managed to turn in a respectable gain of 8.8%* in U.S. dollar terms for the year despite slackening demand for electronics goods resulting from a slowing U.S. economy. One of the major events affecting the market was the emergence in December of the DPP party as the largest single party in the legislature. This development, which should reduce legislative gridlock, significantly improves the Government's ability to tackle tougher issues such as Taiwan's relationship with mainland China. The accession of Taiwan to the World Trade Organization one day after the People's Republic of China should also stimulate investment and trade flows. Progress has been made on direct links, and we expect this momentum to continue. Orders at technology manufacturing firms are showing signs of improvement, which should be positive for the market in 2002.

CHINA'S economy held up well despite the effect of slowing global growth on the export sector. However, the equity markets have had quite a turbulent time, declining 26.0% for the year as the authorities have tried to liberalize the markets at the same time as cracking down on market manipulation. Portfolio investors have been careful about committing fresh funds to Chinese companies, partly because of the risk of regulatory change. We expect some large companies to come to the market next year, increasing the importance of the Chinese equity markets. HONG KONG is showing a more mixed picture. It is still suffering from weak exports, but is a beneficiary of U.S. interest rate cuts and the spillover of liquidity from the mainland. At yearend, the Fund had 11.7% of total net assets in the China/Hong Kong market.

SOUTH KOREA (17.5% of net assets) has been one of the better performers for the year, gaining 46.0%, behind only China 'B' shares and Russian stocks. Consumer confidence has remained surprisingly strong. There are still significant debt problems lingering from what the Koreans call the "IMF crisis," but the major non-governmental banks and top companies are clearly in much better shape. With its heavy industrial base, the South Korean economy is a major beneficiary of lower oil prices.

The Fund has been significantly underweight MALAYSIA (2.9% of net assets) through most of 2001 as the economy has been suffering from a pegged

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                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

exchange rate that was starting to look uncompetitive (the market nonetheless gained 2.3%). However, interest rates should remain at subdued levels, providing valuation support for equities. Politically, Prime Minister Mahathir appears to be very much in control and restructuring efforts have gathered strength, particularly after the resignation of Finance Minister Diam in June. We have recently been increasing the Fund's weighting to Malaysia.

Stocks in INDIA, which declined 21.2% in 2001, were hindered by a series of equity market-specific setbacks, including some stock manipulation scandals and a change to the settlement system. Privatization efforts by the government are still frustratingly slow, but at least some progress has been made. The year ended with some concern about the tense relationship with Pakistan, but common sense appears to be prevailing and the markets have shrugged off the problem. The Fund's 10.5% position remains invested primarily in the software sector, which has weathered the technology slowdown well, and is now reporting better business conditions.

Among the smaller Asian markets, the THAI market (2.1% of net assets) stood out as a good performer, gaining 2.9% in 2001. Political impetus from the election of prominent businessman Thaksin Shinawatra has continued, notwithstanding his narrow acquittal on charges of concealing some of his financial assets. Both INDONESIA (1.4% of net assets) and the PHILIPPINES (0% of net assets) ousted their incumbent presidents in the course of the year. Unfortunately, their economies are still struggling and many foreign investors have simply been ignoring their stock markets. Both markets declined for the year, Indonesia by 10.9% and the Philippines by 19.7%.

In Latin America, MEXICO (13.7% of net assets) has performed extremely well, rising 15.9%, despite the slowdown in the U.S. The Mexican peso has been strong, appreciating 5% against the U.S. dollar in 2001. The Mexican economy is becoming increasingly integrated with the U.S. economy, leading to contracting risk premia and falling interest rates. We continue to focus our Latin exposure on Mexico, as it has largely decoupled from negative events in Argentina.

BRAZIL (7.0% of net assets) has performed relatively poorly (-21.8%), principally due to the contagious effect of Argentina's debt crisis. The Brazilian currency, the real, lost almost 16% of its value in the course of 2001. Investors have been wary of rising political risk and the effects of an electricity-rationing program. We were underweight Brazil through most of 2001, but did increase the weighting in the fourth quarter as the prospect of a significant sell-off in the face of the Argentinian debt problems appears less likely.

In Eastern Europe, the RUSSIAN market (6.7% of net assets) was the star performer, rising 53.2% last year. The two most important factors for the Russian market, in our opinion, are corporate governance and the oil price. Macroeconomic data points to a continuing recovery from the crisis of 1998. The strong oil price has helped and improved tax collection has bolstered the government's finances. Putin has moved to consolidate state control over natural monopolies such as the gas and electricity sectors, prior to much needed reform. Many companies have improved corporate governance and several have published IAS accounts, which give clearer financial disclosure. Despite this rally, Russian companies trade at huge discounts to western peers and we expect the rally to continue.

Other EMEA(Europe, Middle East, Africa) markets put in poor performances, ranging from -32.3% for ISRAEL (4.2% of net assets) to -10.5% for HUNGARY (0.6% of net assets). The Fund benefited from strong performance in the Israeli pharmaceutical sector, though Israeli technology stocks have struggled.

We have been underweight TURKEY (1.0% of net assets) for most of the year. The IMF has promised financial aid to Turkey in return for economic reforms. The extent of the aid appears to be sufficient for Turkey's immediate needs, but we remain wary about the scope of political problems. The Turkish market ended the year down 33.7%, placing it among the three worst performing markets globally.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SOUTH AFRICA (6.4% of net assets) continues to suffer from pronounced currency weakness as the rand declined 37%, losing 14% in December alone. Some of this currency weakness can be attributed to the political instability of its neighbor, Zimbabwe. Other factors include poor commodity prices and privatization delays. The Fund has been consistently underweight in this market, which declined 20.3% in 2001. Fund holdings have been concentrated on rand hedge stocks, where sales are in dollars and costs are in rands (benefiting from currency weakness), or which have significant businesses or cash outside South Africa.


THE OUTLOOK

We have a positive outlook for emerging markets overall and expect them to continue their outperformance of developed markets. The re-emergence of decent global growth will be required for this to happen. We believe that the first signs of recovery are starting to appear, significantly aided by the monetary stimulus engineered in the U.S.

Indeed, central banks around the world are easing liquidity fairly aggressively and governments are engaging in counter-cyclical fiscal stimulus. This will eventually stimulate a recovery in developed economies. Most emerging market economies have held up very well under the strain, with the notable exceptions of Argentina and Turkey. It is important to realize that the cathartic effect of the so-called "Asian crisis" has made most emerging market economies far less vulnerable to systemic risk. In general, the domestic sector in most countries has held up quite well, although exports have been weak.

Emerging markets tend to perform particularly well when global growth expectations turn from pessimism to optimism, as many emerging economies produce basic commodities such as oil, pulp, metals and agricultural products. Risk appetite increases in this environment, which also helps relatively riskier assets such as emerging market securities. In addition, any rebound in technology spending should benefit exporters of computer hardware and software in India, Taiwan and Korea. Emerging market valuations are low in relation to more developed markets and relative to their own history, which gives further confidence of a strong rally as sentiment improves further.

We would like to thank you for your participation in the Van Eck Worldwide Emerging Markets Fund, and we look forward to helping you meet your investment objectives in the future.


[PHOTO OMITTED]

/s/ David A. Semple
-------------------
David A. Semple
PORTFOLIO MANAGER

January 16, 2002

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                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Investors should be aware that emerging market investments can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

++ The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

*All market returns are Morgan Stanley Capital International (MSCI) Indices (with gross dividends reinvested) in U.S. dollar terms.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                             GEOGRAPHICAL WEIGHTINGS
                            AS OF DECEMBER 31, 2001+

[REPRESENTATION OF PIE CHART IN PRINTED PIECE.]

Taiwan              17.6%
South Korea         17.5%
Mexio               13.7%
India               10.5%
Other                7.5%
Brazil               7.0%
China                6.7%
Russia               6.7%
South Africa         6.4%
Hong Kong            5.0%
Israel               4.2%
Malaysia             2.9%


-----------
+ Geographical weightings add up to more than 100% due to a negative "Other assets less liabilities" position (see pg. 10).

                         WORLDWIDE EMERGING MARKETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2001*
--------------------------------------------------------------------------------
KOOKMIN BANK
(SOUTH KOREA, 5.1%)
Kookmin Bank provides various commercial banking services such as deposits, credit cards, trust funds, foreign exchange transactions, and corporate finance. The bank also offers Internet banking services.

SATYAM COMPUTER SERVICES LTD.
(INDIA, 3.3%)
Satyam Computer Services is a software services company specializing in IBM, Windows and Unix platforms. The company undertakes turnkey execution of projects in India and abroad, and has pioneered offshore software development in India using its high-speed satellite data communication. Satyam also provides Internet access through Satyam Infoway.

CHINA MOBILE (HONG KONG) LTD.
(CHINA, 3.2%)
China Mobile, through its subsidiaries, provides cellular telecommunication services in the People's Republic of China. With 58 million subscribers, China Mobile is the dominant player in the largest cellular market in the world.

SAMSUNG ELECTRONICS
(SOUTH KOREA, 3.1%)
Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

TAIWAN SEMICONDUCTOR CO. LTD.
(TAIWAN, 3.0%)
Taiwan Semiconductor manufactures integrated circuits based on its proprietary designs. The company offers a comprehensive set of integrated circuit fabrication processes to manufacture CMOS logic, mixed-mode, volatile and non-volatile memory and BiCMOS chips. Taiwan Semiconductor is an affiliate of Philips Electronics N.V.

TELEFONOS DE MEXICO S.A. DE C.V. (TELMEX)
(MEXICO, 2.8%)
Telmex is the dominant telecom carrier in Mexico with over 12 million fixed-line customers and over seven million cellular subscribers. Recent initiatives have included a focus on profitability, overseas expansion into Central and South America, and Internet and data services. Telmex trades at a substantial discount to its western peers.

MEDIATEK, INC.
(TAIWAN, 2.8%)
MediaTek is a semiconductor design company. The company is Taiwan's leading designer of chipsets for optical storage drives such as CD-ROM, CD-RW and DVD-ROM, as well as DVD players. MediaTek is partly owned by UMC, one of Taiwan's two main semiconductor foundry operators.

INFOSYS TECHNOLOGIES LTD.
(INDIA, 2.7%)
Infosys Technologies provides IT consulting and software services, including e-business, program management and supply chain solutions. The group's services include application development, product co-development, and system implementation and engineering. Infosys targets businesses specializing in the insurance, banking, telecommunications and manufacturing sectors.

SASOL LTD.
(SOUTH AFRICA, 2.4%)
Sasol is the holding company for a group that produces and markets liquid fuels, pipeline gas, petrochemicals, plastics, fertilizers, waxes and mining explosives from coal and crude oil. The group also mines for and markets coal.

AMERICA MOVIL S.A. DE C.V.
(MEXICO, 2.2%)
America Movil provides wireless communications services in all regions of Mexico. The company also participates in telecommunications joint ventures in Guatemala, Ecuador, Brazil, Colombia, Venezuela, Argentina, the United States, Puerto Rico, Mexico and Spain.


---------
*Portfolio is subject to change.

                         WORLDWIDE EMERGING MARKETS FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Emerging Markets Fund made at its inception with a similar investment in the MSCI Emerging Markets Free Index.


                     VAN ECK WORLDWIDE EMERGING MARKETS FUND
                      vs. MSCI Emerging Markets Free Index


                   [DATA BELOW REPRESENTS LINE GRAPH IN THE PRINTED PIECE]

                                   VAN ECK            MSCI
                                  WORLDWIDE          EMERGING
                                  EMERGING            MARKETS
                                 MARKETS FUND       FREE INDEX
                                 -----------        ----------
Dec-95                             10000             10000
                                   10820             10710.8
                                   10350             10540.5
                                   10320             10622.6
                                   10950             11047.3
                                   11480             10998
Jun-96                             11681             11066.7
                                   11591             10310.3
                                   12113             10574.3
                                   12164             10665.9
                                   11963             10381.4
                                   12415             10555.3
Dec-96                             12556             10603.1
                                   13722             11326.3
                                   14206             11811.4
                                   13671             11501.1
                                   13611             11521.4
                                   14458             11851.2
Jun-97                             15427             12485.4
                                   16395             12671.8
                                   14640             11059.3
                                   14953             11365.8
                                   11936             9500.78
                                   11129             9154.12
Dec-97                             11098             9374.72
                                   10029             8639.46
                                   11055             9541.21
                                   11600             9955.26
                                   11487             9846.81
                                    9731             8497.4
Jun-98                              8571             7606.05
                                    8972             7847.21
                                    6046             5578.27
                                    6046             5932.13
                                    6539             6556.79
                                    7268             7102.11
Dec-98                              7309             6999.18
                                    7186             6886.26
                                    7391             6953.24
                                    8099             7869.61
                                    9146             8843.25
                                    9331              8791.8
Jun-99                             10665              9789.6
                                   10296             9523.66
                                    9690             9610.31
                                    9331             9285.07
                                    9988             9482.78
                                   11610               10333
Dec-99                             14638             11647.2
                                   14474             11716.6
                                   15664             11871.4
                                   15398             11929.3
                                   13129             10798.5
                                   12072             10352.1
Jun-00                             12821             10716.7
                                   12174             10165.5
                                   12636             10215.5
                                   11066             9323.56
                                    9752             8647.57
                                    8725             7891.48
Dec-00                              8510             8082.01
                                    9721              9194.9
                                    9054             8474.93
                                    8130             7642.52
                                    8571             8020.16
                                    8746             8115.89
Jun-01                              8448             7949.29
                                    7986             7446.97
                                    7627             7373.52
                                    6600             6232.25
                                    6970             6619.01
                                    7843             7310.06
Dec-01                              8356              7890.3

--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/01         1 Year    5 Year  Since Inception*
--------------------------------------------------------------------------------
 Van Eck Worldwide Emerging Markets Fund      (1.69)%   (7.80)%      (2.92)%
--------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index             (4.91)%   (7.79)%      (5.93)%
--------------------------------------------------------------------------------

*INCEPTION DATE FOR THE WORLDWIDE EMERGING MARKETS FUND WAS 12/21/95; index returns are calculated as of nearest month end (12/31/95).

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

-------------------------------------------------------------------------------
          NO. OF                                                        VALUE
COUNTRY   SHARES       SECURITIES (a)                                 (NOTE 1)
--------------------------------------------------------------------------------



BRAZIL: 7.0%
     85,000     Ambev (ADR)                                          $ 1,724,650
     47,000     Companhia Paranaense de
                  Energia (Copel) Pfd. (ADR)                             368,950
 78,500,000     Companhia Paranaense de
                  Energia (Copel)                                        536,694
     48,750     Embraer Aircraft Corp.
                  (Sponsored ADR)                                      1,078,838
  1,220,000     Itausa Investimentos Itau S.A.                         1,145,565
    108,000     Petroleo Brasileiro S.A. Pfd.                          2,390,394
    136,000     Tele Norte Leste Participacoes
                  S.A. (ADR)                                           2,125,680
                                                                     -----------
                                                                       9,370,771
                                                                     -----------
CHINA: 6.7%
    247,550     China Mobile (Hong Kong) Ltd.                          4,327,174
    968,000     China Unicom Ltd.                                      1,087,403
    173,300     China Unicom (ADR) Ltd.                                1,935,761
  3,675,000     Denway Motors Ltd.                                     1,135,757
  2,100,000     Zhejiang Expressway Co. Ltd.                             514,356
                                                                     -----------
                                                                       9,000,451
                                                                     -----------
CROATIA: 1.1%
    140,000     Pliva D.D. (GDR)                                       1,449,000
                                                                     -----------
HONG KONG: 5.0%
  1,210,500     Asia Satellite Telecommunications
                  Holdings Ltd.                                        2,004,021
     66,000     Cheung Kong (Holdings) Ltd.                              680,643
    140,000     Hutchison Whampoa Ltd.                                 1,341,455
  1,120,000     Li & Fung Ltd.                                         1,248,099
    820,000     Shanghai Industrial Holdings Ltd.                      1,493,184
                                                                     -----------
                                                                       6,767,402
                                                                     -----------
HUNGARY: 0.6%
    100,000     Magyar Tavkozlesi Rt.                                    329,726
      9,000     OTP Bank Rt.                                             541,043
                                                                     -----------
                                                                         870,769
                                                                     -----------
INDIA: 10.5%
    385,000     HCL Technologies Ltd.                                  2,208,999
     44,500     HDFC Bank Ltd. (ADR)+                                    647,475
    100,000     Hero Honda                                               518,333
    307,000     Hindustian Lever Ltd.                                  1,384,429
    101,300     Housing Development
                  Finance Corporation Ltd.                             1,379,861
     45,300     Infosys Technologies Ltd.                              3,587,540
    906,500     Satyam Computer
                  Services Ltd.                                        4,431,567
                                                                     -----------
                                                                      14,158,204
                                                                     -----------
INDONESIA: 1.4%
108,000,000     Lippo Bank Warrants++                                         0
108,000,000     Lippo Bank Certificates++                                      0
  1,860,000     PT Bank Pan Indonesia Tbk
                  Warrants (expiring 4/15/02)+                               358
  6,000,000     PT Telekomunikasi
                  Indonesia                                            1,769,671
     90,500     PT Unilever Indonesia Tbk                                141,423
                                                                     -----------
                                                                       1,911,452
                                                                     -----------
ISRAEL: 4.2%
    135,500     Lumenis Ltd.                                           2,669,350
     35,800     Taro Pharmaceuticals
                  Industries Ltd.                                      1,430,210
     24,000     Teva Pharmaceutical
                  Industries Ltd.                                      1,479,120
                                                                     -----------
                                                                       5,578,680
                                                                     -----------
MALAYSIA: 2.9%
    720,000     Genting Berhad                                         1,976,211
  1,900,000     IOI Corp.                                              1,905,000
                                                                     -----------
                                                                       3,881,211
                                                                     -----------

MEXICO: 13.7%
    150,000     America Movil S.A de C.V.
                  (ADR) (Series L)                                     2,922,000
     34,000     Coca-Cola FEMSA , S.A. de C.V.
                  (Sponsored ADR)                                        682,380
    550,000     Consorcio ARA S.A. de C.V.                               976,242
    347,600     Controladora Comercial
                  Mexicana S.A. de C.V.                                  269,575
    349,840     Corporacion Internamericana de
                  Entretenimiento S.A. de C.V.                           800,562
     15,000     Fomento Economico Mexicano
                  S.A. de C.V. (Sponsored ADR) 518,250
     87,400     Grupo Aeroportuario del
                  Sureste S.A de C.V. (ADR)                            1,345,960
     80,000     Grupo Elektra S.A.
                  (Sponsored GDR)                                        520,000
  1,660,000     Grupo Financiero Banamex
                  Accival, S.A. de C.V.+                               1,514,036
    562,850     Grupo Financiero Banorte
                  S.A de C.V.                                          1,179,802
     17,500     Grupo Televisa S.A.+
                  (Sponsored ADR)                                        755,650
    109,000     Telefonos de Mexico S.A. de
                  C.V. (Sponsored ADR)*                                3,817,180


                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

          NO. OF                                                       VALUE
COUNTRY   SHARES       SECURITIES (a)                                (NOTE 1)
--------------------------------------------------------------------------------
MEXICO (CONTINUED):
     170,000        TV Azteca S.A
                      (Sponsored ADR)                               $  1,154,300
     690,000        Walmart de Mexico S.A
                      de C.V                                           1,884,216
                                                                    ------------
                                                                      18,340,153
                                                                    ------------
RUSSIA: 6.7%
      67,000        Lukoil Holdings (ADR)                                819,410
     100,000        Sun Interbrew Ltd.                                   401,108
   7,100,000        Surgutneftegaz
                      (Sponsored ADR)                                  2,232,950
     275,000        Tyumenneftegaz                                       412,500
      86,000        Unified Energy System (ADR)                        1,006,200
      75,000        Unified Energy System (GDR)                        1,179,750
      30,000        Vimpel Co. (Sponsored ADR)                           781,500
     425,000        YUKOS                                              2,210,000
                                                                    ------------
                                                                       9,043,418
                                                                    ------------
SINGAPORE: 1.3%
   1,340,000        Singapore Technologies
                      Engineering Ltd.                                 1,691,221
                                                                    ------------
SOUTH AFRICA: 6.4%
   2,550,000        African Bank Investments Ltd.                      1,851,064
     850,000        Alexander Forbes Ltd.                              1,113,475
   1,080,400        Comparex Holdings Ltd.                             1,045,694
      30,500        Impala Platinum Holdings Ltd.                      1,431,222
     360,000        Sasol Ltd.                                         3,165,957
                                                                    ------------
                                                                       8,607,412
                                                                    ------------
SOUTH KOREA: 17.5%
      50,000        Humax Co., Ltd.                                    1,199,055
     182,000        Hyundai Mobis                                      2,598,116
      10,000        Kangwon Land, Inc.                                 1,000,786
     178,002        Kookmin Bank                                       6,888,814
       1,537        Kookmin Bank (Sponsored ADR)                          59,789
      51,400        Korea Telecom Corp.                                1,044,962
      70,000        KT Freetel                                         2,262,909
      35,500        Samsung  Electro
                      Mechanics Co., Ltd.                              1,174,432
      14,350        Samsung Electronics Co., Ltd.                      3,023,998
      13,000        Shinsegae Co., Ltd.                                1,364,846
      14,500        SK Telecom Co., Ltd.                               2,865,605
                                                                    ------------
                                                                      23,483,312
                                                                    ------------
TAIWAN: 17.6%
     990,900        Advantech Co. Ltd.                              $  2,527,878
     644,000        Hon Hai Precision
                      Industry Co. Ltd.                                2,920,780
     225,000        MediaTek, Inc.                                     3,750,236
     950,000        Premier Image Technology Corp.                     1,858,182
     835,000        Quanta Computer, Inc.                              2,698,206
     273,600        R.O.C. Taiwan Fund                                 1,299,600
     269,250        Siliconware Precision
                      Industries Co. (ADR)+                            1,157,775
     910,951        Taiwan Cellular Corp.                              1,208,439
   1,700,000        Taiwan Semiconductor
                      Manufacturing Co., Ltd.                          3,978,248
   1,612,670        United Microelectronics Corp.                      2,289,590
                                                                    ------------
                                                                      23,688,934
                                                                    ------------
THAILAND: 2.1%
   8,500,000        National Finance Public
                      Company Ltd.                                     1,806,262
   1,875,000        Shin Satellite Public
                      Company Ltd.                                     1,074,940
                                                                    ------------
                                                                       2,881,202
                                                                    ------------
TURKEY: 1.0%
 250,000,000        Haci Omer Sabanci
                      Holding A.S                                      1,354,714
                                                                    ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 105.7%
(COST: $130,954,608)................................................ 142,078,306
                                                                    ------------

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS: 20.6%
PRINCIPAL                                      DATE OF                  VALUE
AMOUNT                             MATURITY     COUPON                 (NOTE 1)
--------------------------------------------------------------------------------
U.S. TREASURY BILL
$7,500,000
   (Cost: $7,497,188)               1/10/02     1.50%               $  7,497,188

Repurchase Agreement (Note
   10): Purchased on 12/31/01;
   maturity value $20,161,736
   (with State Street Bank &
   Trust Co., collateralized by
   $20,595,000 Federal
   Home Loan Mortgage Corp.--
   0.00% due
   1/31/02 with a value of
   $20,565,364)
   (Cost: $20,160,000)              1/02/02     1.55                 20,160,000
                                                                   ------------
TOTAL SHORT-TERM OBLIGATIONS: 20.6%
(COST: $27,657,188)                                                  27,657,188
                                                                   ------------
TOTAL INVESTMENTS: 126.3%
(COST: $158,611,796)                                                169,735,494
OTHER ASSETS LESS LIABILITIES: (26.3%)                              (35,311,447)
                                                                   ------------
NET ASSETS: 100%                                                   $134,424,047
                                                                   ============

SUMMARY OF                  % OF      SUMMARY OF                % OF
INVESTMENTS                 NET       INVESTMENTS                NET
BY INDUSTRY                ASSETS     BY INDUSTRY               ASSETS
------------               -------    ------------             -------
Aerospace & Defense          0.8%     Financial Services         7.4%
Automotive                   3.2%     Infrastructure             0.4%
Banking                      6.1%     Investment Fund            1.0%
Beverages                    2.5%     Medical Products &
Broadcast Media              1.4%       Supplies                 2.0%
Chemicals                    1.1%     Metals & Mining            1.1%
Computer Services           10.3%     Pharmaceuticals            2.8%
Conglomerate                 6.0%     Real Estate                3.0%
Consumer Products            1.1%     Retail                     3.0%
Distribution                 0.9%     Semiconductors             8.3%
Electronics & Electrical              Technology                 3.4%
  Equipment                  6.1%     Telecommunications        21.3%
Energy                       8.4%     Utilities                  2.3%
Engineering &                         Short-Term Obligations    20.6%
  Construction               1.2%     Other assets less
Entertainment                0.6%       liabilities            (26.3)%
                                                               -------
                                                               100.0%
                                                               =======

-------

(a)  Unless otherwise indicated, securities owned are shares of common stock.
+    Non-income producing
* This security is segregated as collateral for forward foreign currency contracts.
++   Restricted security (Note 11).


Glossary:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt

                        See Notes to Financial Statements

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS:
Investments, at value ((including repurchase agreement of
 $20,160,000) (cost $158,611,796)) (Note 1) ................................   $ 169,735,494
Foreign cash (cost $3,507,053) .............................................       3,473,989
Cash--initial margin for equity swap (Note 8) ..............................         665,009
Receivables:
   Securities sold .........................................................         210,472
   Dividends and interest ..................................................         283,850
   Capital shares sold .....................................................             859
   Due from broker (Note 8) ................................................         478,171
                                                                               -------------
       Total assets ........................................................     174,847,844
                                                                               -------------
LIABILITIES:
Payables:
   Capital shares redeemed .................................................      23,397,193
   Securities purchased ....................................................       9,229,752
   Due to custodian ........................................................       7,736,535
   Accounts payable ........................................................          36,253
   Foreign taxes ...........................................................          17,074
   Unrealized depreciation on forward foreign currency contracts (Note 6) ..           5,742
   Due to adviser ..........................................................           1,248
                                                                               -------------
       Total liabilities ...................................................      40,423,797
                                                                               -------------
Net assets .................................................................   $ 134,424,047
                                                                               =============
Shares outstanding .........................................................      16,485,168
                                                                               =============
Net asset value, redemption and offering price per share ...................   $        8.15
                                                                               =============
Net assets consist of:
   Aggregate paid in capital ..............................................    $ 183,274,373
   Unrealized appreciation of investments, equity swaps, forward foreign
   currency contracts and foreign currency transactions ....................      11,559,205
   Undistributed net investment income .....................................         281,508
   Accumulated realized loss ...............................................     (60,691,039)
                                                                               -------------
                                                                               $ 134,424,047
                                                                               =============


                        See Notes to Financial Statements

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $146,389) ........                      $  2,692,675
Interest .....................................................                           495,741
                                                                                    ------------
    Total income .............................................                         3,188,416
                                                                                    ------------
EXPENSES:
Management (Note 2) ..........................................   $  1,366,363
Administration (Note 2) ......................................          1,423
Custodian ....................................................        198,850
Report to shareholders .......................................         58,482
Professional .................................................         39,543
Trustees' fees and expenses ..................................         36,946
Transfer agency ..............................................         21,863
Interest (Note 9) ............................................         18,405
Other ........................................................         28,518
                                                                 ------------
    Total expenses ...........................................                         1,770,393
                                                                                    ------------
    Net investment income ....................................                         1,418,023
                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized loss from security transactions (net of foreign
  taxes of $120,495) .......                                                         (38,039,477)
Realized loss from foreign currency transactions .............                        (1,095,192)
Realized gain on equity swaps ................................                           684,649
Change in unrealized appreciation of forward foreign
  currency contracts and foreign currency transactions
   (net of foreign taxes of $17,074) .........................                           122,343
Change in unrealized appreciation of investments and
  equity swaps ...............................................                        37,005,605
                                                                                    ------------
Net realized and unrealized loss on investments, equity
  swaps, forward foreign currency contracts and foreign
   currency transactions .....................................                        (1,322,072)
                                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........                      $     95,951
                                                                                    ============


                        See Notes to Financial Statements

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED       YEAR ENDED
                                                                                           DECEMBER 31,     DECEMBER 31,
                                                                                              2001             2000
                                                                                        ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income (loss) ....................................................   $     1,418,023    $      (471,587)
   Realized gain (loss) from security transactions .................................       (38,039,477)         9,829,205
   Realized loss from foreign currency transactions ................................        (1,095,192)          (449,047)
   Realized gain on equity swaps ...................................................           684,649            241,453
   Change in unrealized appreciation of forward
     foreign currency contracts and foreign currency transactions ..................           122,343            915,925
   Change in unrealized appreciation (depreciation) of investments and equity swaps         37,005,605       (105,933,563)
                                                                                        --------------    ---------------
Net increase (decrease) in net assets resulting from operations ....................            95,951        (95,867,614)
                                                                                        --------------    ---------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ...................................................     1,327,688,149        654,660,210
   Cost of shares reacquired .......................................................    (1,322,407,304)      (673,261,685)
                                                                                        --------------    ---------------
     Net increase (decrease) in net assets resulting from capital share transactions         5,280,845        (18,601,475)
                                                                                       ---------------    ---------------
     Total increase (decrease) in net assets .......................................         5,376,796       (114,469,089)
NET ASSETS:
Beginning of year ..................................................................       129,047,251        243,516,340
                                                                                       ---------------    ---------------
End of year (including undistributed / (overdistributed) net investment
   income (loss) of $281,508 and $(41,129), respectively) ..........................   $   134,424,047    $   129,047,251
                                                                                       ===============    ===============
*  SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED):
   Shares sold .....................................................................       168,466,489         56,256,494
   Shares reacquired ...............................................................      (167,550,993)       (57,757,958)
                                                                                       ---------------    ---------------
   Net increase (decrease) .........................................................           915,496         (1,501,464)
                                                                                       ===============    ===============


                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:


                                                                                      YEAR ENDED DECEMBER 31,
                                                                    -----------------------------------------------------------
                                                                     2001         2000          1999          1998        1997
                                                                    ------     -------        -------       -------     -------
Net Asset Value, Beginning of Year ...............................  $  8.29    $ 14.26        $  7.12       $ 11.00     $ 12.49
                                                                    -------    -------        -------       -------     -------
Income From Investment Operations:
Net Investment Income (Loss) .....................................     0.08      (0.03)          0.10(a)       0.09        0.14
Net Realized and Unrealized Gain (Loss) on Investments, Equity
  Swaps and Foreign Currency Transactions ........................    (0.22)     (5.94)          7.04         (3.80)      (1.58)
                                                                    -------    -------        -------       -------     -------
Total From Investment Operations .................................    (0.14)     (5.97)          7.14         (3.71)      (1.44)
                                                                    -------    -------        -------       -------     -------
Less Dividend and Distributions:
Dividend from Net Investment Income ..............................     --         --             --           (0.09)      (0.05)
Distributions from Realized Capital Gains ........................     --         --             --           (0.08)       --
                                                                    -------    -------        -------       -------     -------
Total Distributions ..............................................     --         --             --           (0.17)      (0.05)
                                                                    -------    -------        -------       -------     -------
Net Asset Value, End of Year .....................................  $  8.15    $  8.29        $ 14.26       $  7.12     $ 11.00
                                                                    =======    =======        =======       =======     =======
Total Return (b) .................................................    (1.69)%   (41.87)%       100.28%       (34.15)%    (11.61)%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) .................................... $134,424   $129,047       $243,516       $54,513     $92,433
Ratio of Gross Expenses to Average Net Asset .....................     1.30%      1.33%          1.54%         1.61%       1.34%
Ratio of Net Expenses to Average Net Assets ......................     1.28%(c)   1.26%(c)(d)    1.34%(c)      1.50%       0.00%
Ratio of Net Investment Income (Loss) to Average Net Assets ......     1.04%     (0.22)%(d)      0.80%         1.02%       0.91%
Portfolio Turnover Rate ..........................................   134.51%    113.17%        143.03%       117.16%     142.39%


---------
(a)  Based on average shares outstanding.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year.
(c)  Excluding interest expense.
(d) Net effect of expense waiver and brokerage arrangement to average net assets was 0.02%.


                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimated.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if a Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of the securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. As of December 31, 2001, fair valuation of foreign securities was implemented by the Fund. The price which the Fund may realize upon sale may differ materially from the value presented in the schedule of portfolio investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. There were no futures outstanding at December 31, 2001.

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There are no options written outstanding at December 31, 2001.

                         WORLDWIDE EMERGING MARKETS FUND
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services.

Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain other administrative functions.

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than short-term obligations, aggregated $188,238,884 and $160,785,894, respectively, for the year ended December 31, 2001. For federal income tax purposes, the identified cost of investments owned at December 31, 2001 was $159,550,100. As of December 31, 2001, net unrealized appreciation for federal income tax purposes aggregated $10,621,055 of which $19,670,008 related to appreciated securities and $9,048,953 related to depreciated securities.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income of $319,272, accumulated capital and other losses of $59,777,576 and unrealized appreciation of $10,621,055.

As of December 31, 2001, the Fund had a capital loss carryforward of $50,503,201 available, $7,517,058 expiring December 31, 2006 and $42,986,143 expiring December 31, 2009.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund intends to defer to January 1, 2002 for U.S. Federal income tax purposes, post-October currency losses of $24,841 and post-October capital losses of $9,249,534.

During the year ended December 31, 2001, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $1,095,386 and increased accumulated realized gain (loss) by $1,095,386. Net assets were not affected by this reclassification.

NOTE 4--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 5--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets.

Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At December 31, 2001, the Fund had the following outstanding forward foreign currency contracts:

                      VALUE AT
                     SETTLEMENT     CURRENT    UNREALIZED
CONTRACTS               DATE         VALUE    DEPRECIATION
---------            ----------     -------   ------------


FORWARD FOREIGN CURRENCY
  BUY CONTRACTS:
BRL  109,583
  Expiring 1/03/02     $ 47,572     $ 47,418     $  (154)
HKD  5,106,098
  Expiring 1/03/02      654,804      654,787         (17)
IDR  2,830,520,000
  Expiring 1/03/02      276,958      272,165      (4,793)
MYR  2,309,200
  Expiring 1/03/02      608,084      607,684        (400)
THB  13,413,576
  Expiring 1/04/02      303,612      303,234        (378)
                                                --------
                                                $ (5,742)
                                                ========

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes.

As of December 31, 2001 the net value of the asset and corresponding liability of the Fund's portion of the Plan is $45,990.

NOTE 8--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker.

                         WORLDWIDE EMERGING MARKETS FUND
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2001, the Fund had the following outstanding swap (stated in U.S. dollars):

               NUMBER
  UNDERLYING     OF     NOTIONAL  TERMINATION  UNREALIZED
  SECURITIES   SHARES    AMOUNT      DATE     APPRECIATION
  ----------  --------  --------  ----------- ------------
OAO Gazprom   2,190,000  $665,009    Open       $478,171

NOTE 9--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Van Eck Funds") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2001, the Fund borrowed an average daily amount of $400,761 at a weighted average interest rate of 4.52% under the Facility. At December 31, 2001, there were no outstanding borrowings under the Facility.

NOTE 10--REPURCHASE AGREEMENTS--Collateral for the repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreements, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 11--RESTRICTED SECURITIES--The following securities are restricted as to sale:

                                                % OF NET
                DATE                            ASSETS AT
              ACQUIRED    COST       VALUE      12/31/01
              --------  --------  ----------- ------------
Lippo Bank
   Warrants    7/06/99     --         --           --
Lippo Bank
  Certificates 7/06/99     --         --           --

NOTE 12--SUBSEQUENT EVENT--An income dividend of $0.015 per share was paid on January 31, 2002, to shareholders of record as of January 29, 2002 with a reinvestment date of January 31, 2002.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Emerging Markets Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1998 were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Emerging Markets Fund at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                    /s/ Ernst & Young


New York, New York
February 8, 2002

BOARD OF TRUSTEES/OFFICERS TABLE (UNAUDITED)



TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                    OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                    HELD:
---------------------             --------------                                 -------------------
John C. van Eck, CFA              Chairman, Van Eck                              Chairman of the Board
(86)+*                            Associates Corporation and                     and President of two other
Chairman and Trustee              Van Eck Securities                             investment companies advised
since 1985                        Corporation                                    by the Adviser

Jeremy H. Biggs                   Vice Chairman, Director                        Trustee/Director of two investment
(65) + ++                         and Chief Investment Officer,                  companies advised by the
Trustee since 1990                Fiduciary Trust Company                        Adviser; Chairman, Davis Funds
                                  International                                  Group; Treasurer and Director,
                                                                                 Royal Oak Foundation; Director,
                                                                                 Union Settlement Association;
                                                                                 First Vice President, Trustee and
                                                                                 Chairman, Finance Committee,
                                                                                 St. James School

Richard C. Cowell                 Private investor                               Trustee of another investment
(73)++                                                                           company advised by the Adviser;
Trustee since 1985                                                               Director, West Indies &
                                                                                 Caribbean Development Ltd.

Philip D. DeFeo                   Chairman, Pacific                              Trustee/Director of two other
(55)+                             Stock Exchange                                 investment companies advised
Trustee since 1998                                                               by the Adviser

David J. Olderman                 Private investor                               Trustee of another investment
(65)++                                                                           company advised by the Adviser
Trustee since 1994

Ralph F. Peters                  --                                              Trustee of another investment
(72)*++                                                                          company advised by the
Trustee since 1987                                                               Adviser; Director, Sun Life
                                                                                 Insurance and Annuity Company
                                                                                 of New York; Director, U.S. Life
                                                                                 Income Fund, Inc.

Richard D. Stamberger             President, SmartBrief.com                      Trustee of two other investment
(42)++                                                                           companies advised by the
Trustee since 1994                                                               Adviser; Partner and Co-founder,
                                                                                 Quest Partners, LLC; Executive
                                                                                 Vice President, Chief Operating
                                                                                 Officer and Director of NuCable
                                                                                 Resources Corporation

Jan F. van Eck                    Director, Van Eck Associates                   Trustee of another investment
(38)+**                           Corporation; President and Director,           company advised by the Adviser
Trustee since 2000                Van Eck Securities Corporation
                                  and other affiliated companies;
                                  President and Director, Van Eck
                                  Capital, Inc.; President and Director,
                                  Van Eck Absolute Return Advisers
                                  Corporation

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                    OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                    HELD:
---------------------             --------------                                 -------------------
Derek S. van Eck                  President of Worldwide Hard Assets             Trustee of another
(37)+**                           Fund series and the Worldwide Real             investment company
Trustee since 1999                Estate Fund series of Van Eck Worldwide        advised by the Adviser
                                  Insurance Trust and the Global Hard Assets
                                  Fund series of Van Eck Funds; Executive Vice
                                  President, Director, Global Investments and
                                  President and Director of Van Eck Associates
                                  Corporation and Executive Vice President and
                                  Director of Van Eck Securities Corporation and
                                  other affiliated companies.

Bruce J. Smith                    Senior Vice President and Chief                Officer of two other
(46)                              Financial Officer, Van Eck Associates          investment companies
Officer since 1985                Corporation; Senior Managing                   advised by the Adviser
                                  Director, Van Eck Securities Corporation

Thomas H. Elwood                  Vice President, Secretary and General          Officer of two other
(53)                              Counsel, Van Eck Associates Corporation,       investment companies
Officer since 1998                Van Eck Securities Corporation and             advised by the Adviser
                                  other affiliated companies

Alex Bogaenko                     Director of Portfolio Administration,          Controller of two
(38)                              Van Eck Associates Corporation and             other investment companies
Officer since 1997                Van Eck Securities Corporation                 advised by the Adviser

Charles Cameron                   Director of Trading, Van Eck                   Vice President of another
(41)                              Securities Corporation; Co-Portfolio           investment company
Officer since 1996                Manager, Worldwide Bond Fund Series            advised by the Adviser

Susan Lashley                     Managing Director, Mutual Fund                 Vice President of another
(46)                              Operations, Van Eck Securities                 investment company
Officer since 1988                Corporation                                    advised by the Adviser

------------

          (1) The address for each Trustee/Officer is 99 Park Avenue, 8th
              Floor, New York, NY 10016.
          (2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.
           +  An "interested person" as defined in the 1940 Act.
            * Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.
           ** Son of Mr. John C. van Eck.
           ++ Member of the Nominating Committee.
[Para symbol] Member of Audit  Committee--reviews  fees,  services,  procedures, conclusions and recommendations of independent auditors.

                                                                   [LOGO]
                                                            RETIRE ON YOUR TERMS
                                                             VARIABLE ANNUITIES
[LOGO] VAN ECK GLOBAL
---------------------

Investment Adviser:    Van Eck Associates Corporation
      Distributor:     Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016     www.vaneck.com





This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.